SCOUT
WORLDWIDE
FUND


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies
either in the U.S. or
whose principal business
is carried on outside
the country.


Quarterly Report
September 30, 1996


TO THE SHAREHOLDERS

September 14, 1996 marked the third anniversary of the Scout WorldWide Fund. The compound annual return since inception (September 14, 1993) has been 11.47%. Over the same period, the Morgan Stanley Capital International EAFE (Europe, Australia and Far East) index returned 8.09%.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

The Fund's total return (price change and reinvested dis-tributions) for the quarter and one year ended September 30, 1996 was 1.94% and 12.40%, respectively. Over the same period the unmanaged Standard & Poor's 500 Index earned 3.09% and 20.35%, respectively and the Morgan Stanley EAFE earned 0.13% and 8.61%, respectively.

Along with our domestic market, the European markets have been strong, with some like London and Frankfurt hitting new highs. Some of the drive behind Germany's market has been the weakness of the German Mark which is expected to make German exports more competitive thus helping their economy. From our point of view this is a mixed blessing as the strength in the German market has been offset somewhat by weakness in the Mark.

Top 10 Equity Holdings
                                        Market   Percent
                                        Value    of Total
Toyota Motor Corp.                  $   892,500  2.64%
SONY Corp.                              699,875  2.07%
Ito Yokado Ltd.                         699,050  2.07%
Elan Corp Ltd.                          687,125  2.04%
Telecom Corp. New Zealand               681,750  2.02%
Waste Management International          675,000  2.00%
LM Ericsson Telephone Company           659,750  1.95%
Canadian Pacific Ltd.                   659,063  1.95%
Rhone Poulenc                           655,200  1.94%
BCE Inc.                                641,250  1.90%
Top 10 Equity Holdings Total:       $ 6,950,563 20.58%

Note: All market values based on 9/30/96 statement of assets.

We have increased our exposure to the German market where some of the companies have started to restructure and become more competitive, as the United States companies did in the early 1990's. A new name in the portfolio is Henkel, a German specialty chemical company which makes soaps, detergents and shampoos. It also owns significant stakes in three U.S. companies, Clorox, Loctite, and Ecolab.


PIE CHART


We have also established a position in Germany's neighbor, buying shares in OMV, Austria's dominant oil company. In addition to refining and marketing fuels in Austria, the company has set up a distribution and marketing system in the eastern European neighbors which were part of the Austro-Hungarian Empire, the Czech Republic, Slovakia, Hungary, Slovenia and Croatia. A significant source of earnings for OMV is the natural gas business, where they are the western terminus of a major gas pipeline from the former Soviet Union.


Sincerely,


/s/James L Moffet
James L. Moffett
UMB Investment Advisors


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution, nor are they insured by the Federal Deposit Insurance Corporation or any other applicable deposit insurance. These shares involve investment risks, including the possible loss of the principal amount invested.


FINANCIAL STATEMENTS
Statement of Net Assets
September 30, 1996

                                                                        Market
Shares          Company                                                 Value

COMMON STOCKS (ADR's) - 79.55%

Austria - 1.10%
          3,700  OMV A.G.*                                             372,374

Australia - 3.70%
         26,580  Broken Hill Propietary Co. Ltd.                       684,435
         19,380  Coles Myer Ltd.                                       566,865
                                                                     1,251,300
Belgium - 0.45%
            250  Solvay Cie S.A.*                                      150,525

Canada - 4.85%
         10,000  BCE Inc.*                                             427,500
         28,500  Canadian Pacific Ltd.*                                659,063
          7,200  Magna International Cl A*                             347,400
         20,000  Total Petroleum
                  North America LTD*                                   207,500
                                                                     1,641,463

Denmark - 2.03%
          7,800  Novo-Nordisk A.S.                                     308,100
         16,000  Tele Danmark A.S.                                     378,000
                                                                       686,100
Finland - 2.29%
         17,500  Nokia, CP ADS Pfd.                                    774,375

France - 8.30%
         29,458  Alcatel Alstholm                                      497,104
            585  Carrefour Supermarche*                                328,586
          6,638  Elf Aquitaine                                         261,371
         23,400  Rhone-Poulenc S.A.                                    655,200
          6,100  Schlumberger Limited                                  515,450
         14,035  Total S.A.                                            549,119
                                                                     2,806,830
Germany - 8.04%
         11,000  Bayer A.G.                                            403,864
         10,000  Daimler Benz A.G.                                     552,500
         24,700  Dresdner Bank A.G.                                    651,480
          8,500  Henkel, Preferred*                                    370,034
          2,640  SAP A.G.*                                             437,039
          5,800  Siemens A.G.                                          305,958
                                                                     2,720,875
Hong Kong - 1.24%
         90,000  China Light & Power Ltd.                              418,977

Ireland - 2.03%
         23,000  Elan Corp PLC                                         687,125

Italy - 3.84%
         24,000  Benetton Group S.p.A.                                 546,000
          3,200  Luxottica Group S.p.A.                                232,800
         15,000  Stet Societa Finanziaria                              519,375
                                                                     1,298,175
Japan - 9.53%
          5,700  Canon Inc.                                            561,450
         16,000  Fuji Photo Film Ltd.                                  490,000
          1,900  Hitachi Ltd.                                          183,113
          3,100  Ito Yokado, Ltd.                                      699,050
         11,000  Sony Corp.                                            699,875
         11,500  Toyota Motor Corp.                                    589,375
                                                                     3,222,863
Netherlands - 2.24%
          2,700  Akzo N.V.                                             163,350
          5,618  Koninklijke Ahold N.V.                                316,715
          5,000  Polygram N.V.                                         278,750
                                                                       758,815
New Zealand - 1.12%
          5,000  Telecom Corp., New Zealand                            378,750

Norway - 0.49%
          3,555  Norsk Hydro A.S.                                      167,085

Spain - 2.33%
         12,000  Repsol S.A.                                           397,500
          7,000  Telefonica De Espana S.A.                             389,375
                                                                       786,875
Sweden - 4.14%
          8,600  Aktiebolaget Electrolux                               482,675
         26,000  Ericsson (L.M.) Telephone Co.                         659,750
         12,500  Svenska Cellulosa Aktiebo*                            256,641
                                                                     1,399,066
Switzerland - 4.15%
          4,280  ABB A.G.                                              523,754
          6,200  Ciba Geigy A.G.                                       396,666
          8,650  Nestle S.A.                                           482,338
                                                                     1,402,758
United Kingdom - 16.57%
         10,000  Bass Public Ltd. Co.                                  243,750
         18,300  British Gas PLC                                       578,737
          7,000  British Telecommunications PLC                        391,125
         15,328  Cadbury Schweppes Ltd.                                501,992
         14,200  Carlton Communications PLC                            544,925
         18,097  Grand Metropolitan Ltd. PLC                           554,221
          3,200  Reuters Holdings PLC                                  221,600
         60,610  Royal Bank of Scotland*                               464,309
          9,000  SmithKline Beecham PLC                                547,875
          5,000  UniLever PLC                                          435,000
         13,000  Vodafone Group                                        443,625
         75,000  Waste Management International                        675,000
                                                                     5,602,159
United States - 1.11%
          2,666  360 Communications Co.                                 62,651
          8,000  Sprint Corp.*                                         311,000
                                                                       373,651
Total Common
Stocks (ADR's) - 79.55%                                             26,900,141


        Face                                                            Market
        Amount   Description                                            Value

GOVERNMENT SPONSORED
ENTERPRISES - 1.45%

$       500,000  Federal National Mortgage Assoication,
                       5.41%, due January 17, 1997                     491,810

Short-Term Corporate Notes - 13.28%
$       500,000  AIG Funding Inc.,
                       5.30%, due October 10, 1996                     499,264
        500,000  Air Products & Chemicals,
                       5.35%, due October 9, 1996                      499,331
        500,000  Aluminum Co. of America,
                       5.35%, Due November 1, 1996                     497,622
        500,000  BellSouth Telecommunications Inc.,
                       5.30% due October 4, 1996                       499,706
        500,000  Gillette Co.,
                       5.26%, due October 3, 1996                      499,781
        500,000  IBM International Business Machines,
                       5.34%, due October 23, 1996                     498,294
        500,000  Motorola,
                       5.31%, due October 21, 1996                     498,451
        500,000  Southwestern Bell Telephone Co.,
                       5.26%, due October 25, 1996                     498,174
        500,000  Toys "R" Us,
                       5.38%, due October 23, 1996                     498,281

TOTAL SHORT-TERM
CORPORATE NOTES - 13.28%                                             4,488,904

REPURCHASE AGREEMENT - 5.53%
      1,870,000  Northern Trust Co.,
                       5.58%, due October 1, 1996
			(Collateralized by U.S.
			Treasury Notes, 6.125%,
                        due August 31, 1998)                         1,870,000

TOTAL INVESTMENTS - 99.81%                                  $       33,750,855

Other assets less liabilities - 0.19%                                   63,303

TOTAL NET ASSETS - 100.00%
        (equivalent to $13.15 per share;
        10,000,000 shares of $1.00 par
        value capital shares authorized;
        2,571,660.025 shares outstanding)                   $       33,814,158

ADR - American Depository Receipt
*Non ADR


BASIS OF DETERMINING MARKET VALUE. Each investment is valued at the latest sales price on September 30 1996, as reported by the principal exchange on which the issue is listed. If no sale is reported, or if unlisted, the average of the latest bid and asked price is used.


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President

Manager and Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
  UMB Bank, n.a., Kansas City, Missouri

JONES & BABSON
MUTUAL FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498

TOLL-FREE 1-800-996-2862